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                                                                    EXHIBIT 10.4

                        Corcept Therapeutics Incorporated

                      PROMISSORY NOTE AND PLEDGE AGREEMENT

                    This Note contains an acceleration clause
                    -----------------------------------------

                                                        Date:   October 22, 2001

                                                          Menlo Park, California

Principal Amount:                   $187,250.00
                 ----------------------------------------------------------

Borrower:                           Robert L. Roe
         ------------------------------------------------------------------

Borrower's Spouse:                  Sara Jane Roe
                  ---------------------------------------------------------

Borrower's Residence:         c/o Corcept Therapeutics
                                      Incorporated
                                275 Middlefield Road
                     ------------------------------------------------------

                               Menlo Park, CA  94025
                     ------------------------------------------------------

         1.       Promise to pay.

         FOR VALUE RECEIVED, Borrower (jointly and severally with Borrower's Spouse, if applicable) promises to pay to Corcept Therapeutics Incorporated, a Delaware corporation (the "Company"), or the holder hereof, at the offices of the Company at 275 Middlefield Road, Suite A, Menlo Park, California 94025, or at such other place as the Company or such holder may designate in writing, the Principal Amount shown above, together with unpaid and accrued interest, pursuant to the terms and provisions of this Promissory Note and Pledge Agreement made and entered into as of the Date shown above (the "Promissory Note").

         2.       Interest.

         Interest shall accrue during the term of this Promissory Note at the rate of 6.50% per annum, compounded monthly and payable in arrears.

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         3.       Term and payment

         The outstanding principal together with all accrued interest shall be due and payable in full upon the earlier of (i) October 1, 2011, (ii) the date of termination of Borrower's status as an employee, director or consultant of the Company, or (iii) the date on which the Shares described in paragraph 5 are sold.

         4.       Prepayment; acceleration.

         4.1 Prepayment of principal, or any portion thereof, together with all unpaid and accrued interest thereon, may be made at any time without penalty. Payments shall be applied first to accrued interest and then to principal.

         4.2 If Borrower desires to sell some but not all of the Shares described in paragraph 5, below, then as a condition to the Company's consent to such sale Borrower shall pay to Company an amount of principal in the same proportion to the Principal Amount as the shares sold are to the total Shares, plus all interest accrued to the date of the sale.

         4.3 Notwithstanding any provision set forth above, the entire unpaid principal sum of this Promissory Note, together with all unpaid and accrued interest thereon, shall become immediately due and payable upon the occurrence of the following:

                  (a) termination of Borrower's status as an employee, director or consultant of the Company;

                  (b) the commission of any act of bankruptcy by Borrower, the execution by Borrower of a general assignment for the benefit of creditors, the filing by or against Borrower of any petition in bankruptcy or any petition for relief under the provisions of the Federal Bankruptcy Act or any other state or federal law for the relief of debtors and the continuation of such petition without dismissal for a period of twenty (20) days or more, the appointment of a receiver or trustee to take possession of any property or assets of Borrower, or the attachment of or execution against any property or assets of Borrower; or

                  (c) any default of Borrower's obligations under this Promissory Note, including the failure to pay when due the amounts payable hereunder.

         5.       Pledge and Escrow of Shares.

As security for Borrower's obligations under the Promissory Note, Borrower hereby pledges to the Company and delivers in escrow to the Secretary of the Company (the "Escrow Holder"), in a form transferable for delivery, 250,000


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shares of Common Stock of the Company (the "Shares"), and such additional property received or distributed in respect of the Shares (the Shares and such additional property are collectively referred to as the "Pledged Collateral"). The certificate representing the Shares shall be accompanied by a duly executed Assignment Separate From Certificate in the from attached hereto as Exhibit A.

         6.       Additional Security

As additional security for the obligations of Borrower (and Borrower's Spouse, if applicable) to repay the Principal Amount and accrued interest, Borrower shall deliver to Company a deed of trust, in form reasonably acceptable to the Company, to real property owned by Borrower having an assessed value in excess of the Principal Amount (the "Additional Security"). Borrower shall assist Company in every reasonable way to record and perfect the security interest transferred.

         7.       Rights in Pledged Shares.

So long as there shall exist no condition, event or act which, with notice and lapse of time, would constitute a breach, default or an event of default of or under, the Promissory Note, Borrower shall be entitled to exercise the voting power with respect to the Shares.

         8.       Termination of Pledge and Escrow.

Upon payment in full of the Promissory Note, the Borrower shall be entitled to the return of the Pledged Collateral and cancellation of the deed of trust on the Additional Security.

         9.       Successor and Assigns.

This Promissory Note shall be binding upon and inure to the benefit of the Company and its successors and assigns.

         10.      Attorneys' Fees.

In the event of any action to enforce payment of this Promissory Note, in addition to all other relief, the prevailing party in such action shall be entitled to its reasonable attorneys' fees and expenses.

         11.      Governing Law.

This Promissory Note shall be construed in accordance with the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.


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         12.      Amendment.

This Promissory Note shall be amended only with the written consent of both the Company and Borrower.

         13.      Waivers.

Borrower hereby waives presentment, protest, demand, notice of dishonor, and all other notices, and all defenses and pleas on the grounds of any extension or extensions of the time of payments or the due dates of this Promissory Note, in whole or in part, before or after maturity, with or without notice. No renewal or extension of this Promissory Note, no release or surrender of any collateral given as security for this Promissory Note, and no delay in enforcement of this Promissory Note or in exercising any right or power hereunder, shall affect the liability of Borrower.

         14.      Signatures.

         The Borrower (and Borrower's Spouse, if applicable) have executed this Promissory Note as of the date first above written, intending to be legally bound.

                                                    /s/ Robert L. Roe

                                                    ----------------------------
                                                     Robert L. Roe  ("Borrower")


                                                    /s/ Sara Jane Roe


                                                    ----------------------------
                                                     Borrower's Spouse

ACCEPTED AND ACKNOWLEDGED:

Corcept Therapeutics Incorporated

By:  /s/ Joseph K. Belanoff
    ----------------------------------------------------------

Printed name:   Joseph K. Belanoff
             -------------------------------------------------

Title:          Chief Executive Officer
      --------------------------------------------------------

Date:           October 22, 2001
     ---------------------------------------------------------



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                                    EXHIBIT A
                                    ---------

                                       to

                      Promissory Note and Pledge Agreement

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED, Robert L. Roe. hereby sells, assigns and transfers
                         --------------
250,000 shares of Common Stock of Corcept Therapeutics Incorporated. (the
-------
"Company"), standing in the name of Robert L. Roe. on the books of said
                                    --------------
corporation represented by Certificate No. _____ and does hereby irrevocably constitute and appoint the Corporate Secretary of the Company to transfer the said stock on the books of the within named Company with full power of substitution in the premises to the following:

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________




Dated:  ____________________.

                                           /s/ Robert L. Roe
                                      ------------------------------------------
                                      Robert L. Roe